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                                                                   EXHIBIT 10.14

       STANDARD INDUSTRIAL/COMMERCIAL MULTI-LESSEE LEASE--MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.  BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This lease ("LEASE"), dated for reference purposes only, January 31, 1999, is made by and between COMPS Plaza Associates, L.P. ("LESSOR") and COMPS.COM, INC., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2 (a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 9888 Carroll Center Road, located in the City of San Diego, County of San Diego, State of California, with zip code 92126, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): two story office building containing approximately 52,425 rentable square feet; stucco exterior and central courtyard. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2).

     1.2 (b) PARKING: 112 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and 1 reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.).

     1.3 TERM: Five (5) years and -0- months ("ORIGINAL TERM") commencing February 1, 1999 ("COMMENCEMENT DATE") and ending January 31, 2009 ("EXPIRATION DATE"). (Also see Paragraph 3.)

     1.4 EARLY POSSESSION: not applicable ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $34,877.85 per month ("BASE RENT"), payable on the first day of each month commencing March 1, 1999 (Also see Paragraph 4). [ X ] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 1, attached hereto.

     1.6 (a) BASE RENT PAID UPON EXECUTION: $ -0- as Base Rent for the period not applicable.

     1.6 (b) LESSEE'S SHARE OF OPERATING EXPENSES: See Addendum 1 percent (%) ("LESSEE'S SHARE") as determined by [ ] prorata square footage of the Premises as compared to the total square footage of the Building or [ XX ] other criteria as described in Addendum 1.

     1.7 SECURITY DEPOSIT: $ 37,877.85 ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

     1.8 PERMITTED USE: General office, all uses incidental thereto and all other lawful uses permitted under applicable zoning laws ("PERMITTED USE"). (Also see Paragraph 6).

     1.9  INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph
 8.)

     1.10 (a)

     1.12 ADDENDA and EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 13 , Inserts to Lease pages 1-4 and Exhibits A through C , all of which constitute a part of this Lease.

2.  PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

            (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

            (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

            (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

     2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior

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written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the reasonable cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

  2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable and non-discriminatory Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

  2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways, provided that such charges shall not unreasonably interfere with Lessee's business or access thereto;

         (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

         (d) To add additional buildings and improvements to the Common Areas;

         (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

         (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.  TERM.

  3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

  3.2

4.  RENT.

  4.1 BASE RENT. Lessee shall pay Base Rent, and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

  4.2 OPERATING EXPENSES. Lessee shall pay monthly to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

         (a) "OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

              (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                    (aa) The Common Areas and the Building, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting, fences and gates, elevators and roof.

                    (bb) Exterior signs and any tenant directories.

                    (cc) Fire detection and sprinkler systems.

              (ii) The cost of water, gas, electricity and telephone to service the Common Areas and the Building.

              (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

              (iv) Reserves set aside for maintenance and repair of Common Areas and the Building.

              (v)    Real Property Taxes (as defined in Paragraph 10.2).

              (vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

              (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

              (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Operating Expense.

         (b) Any Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center. Insert 4.2(b)

         (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

         (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such over-payment against Lessee's Share of Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Insert 4.2(d)

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest except from and after the tenth (10) day following the expiration or earlier termination of this Lease, the Security Deposit shall accrue interest at the rate set forth in Paragraph 19 of this Lease or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease. Upon execution of each Amendment for expansion space, Lessee shall deposit with Lessor a Security Deposit equal to the initial monthly Base Rent for such expansion space.

6.  USE.

  6.1  PERMITTED USE.

         (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

         (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

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  6.2  HAZARDOUS SUBSTANCES.

         (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

         (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system) in violation of applicable laws.

         (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement. Insert 6.2(c)

  6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Insert 6.3 Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements reasonably specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

  6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise with at least 24 hours prior notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.  MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND ALTERATIONS.

  7.1  LESSEE'S OBLIGATIONS.

         (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, interior windows, doors, plate glass, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when reasonably necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

         (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

         (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

  7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, roof, roof membrane, skylights, smoke hatches, fire sprinkler and/or standpipes and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, irrigation systems, exterior lighting, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace interior windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair. Insert 7.2

  7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

         (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security and fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent which shall not be unreasonably withheld or delayed. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing
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existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $10,000.00 per year.

         (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consents, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

         (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall reasonably decide it is to its best interest to do so.

  7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

         (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

         (b) REMOVAL. Unless otherwise agreed in writing, Lessor may (at the time Lessor gives its consent to the installation of such Lessee-owned Alterations or Utility Installations) require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

         (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted and subject to Paragraph 9. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease. Insert 7.4(c)

8. INSURANCE; INDEMNITY.

  8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be an Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

  8.2  LIABILITY INSURANCE.

         (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

         (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

  8.3  PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

         (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

  (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Operating Expenses shall include any deductible amount in the event of such loss.

  (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

  (d) LESSEE'S IMPROVEMENTS. Since Lessor is the insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

  8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $10,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

  8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the reasonable cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

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  8.6  WAIVER OF SUBROGATION.  Without affecting any other rights or remedies,
Lessor and Lessee each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

  8.7 INDEMNITY. Except for Lessor's or Lessor's agents', employees', or contractors' negligence, willful misconduct and/or breach of this Lease, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

  8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for Lessor's negligence, gross negligence, willful misconduct and/or breach of this Lease Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center.

9. DAMAGE OR DESTRUCTION.

  9.1  DEFINITIONS.

         (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

         (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

         (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

         (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

         (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

  9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

  9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either
(i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor acts to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date of the occurrence of such damage.

  9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

  9.5 DAMAGE NEAR END OF TERM. If at any time during the last twelve (12) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, either party may, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of its election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by
(a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

 9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration except for damages due to Lessor's negligence, willful misconduct or breach of this Lease.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease

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shall continue in full force and effect. "COMMENCE" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

  9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option either: (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twenty (20) times the then monthly Base Rent, give written notice to Lessee within thirty
(30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as to the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twenty (20) times the then monthly Base Rent. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty
(30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the requiring funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

  9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

  9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10. REAL PROPERTY TAXES.

  10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

  10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. Insert 10.2

  10.3 ADDITIONAL IMPROVEMENTS. Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by Lessee or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

  10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

  10.5 LESSEE'S PROPERTY TAXES. Subject to Lessee's right to contest the amount or application of such taxes Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12. ASSIGNMENT AND SUBLETTING.

  12.1 LESSOR'S CONSENT REQUIRED.

         (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

         (b) Insert 12.1(b)

         (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

         (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

  12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

         (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

         (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the

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intended use and/or required modification of the Premises, if any, together with reimbursement of Lessor's legal fees and costs which shall not exceed $500.00. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

         (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

  12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

         (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

         (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

         (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's and Lessee's prior written consent.

         (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

             Insert 12.3(f)

13. DEFAULT; BREACH; REMEDIES.

  13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), Lessor may include the reasonable cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3;

         (a) The vacating of the Premises without a Lessor authorized assignee or sublessee or without the intention to reoccupy same, or the abandonment of the Premises.

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Operating Expenses, or any other monetary payment required to be made by Lessee hereunder within five (5) days of when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of seven (7) business days following written notice thereof by or on behalf of Lessor to Lessee.

         (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37,
(v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

         (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

         (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false without a reasonable explanation from Lessee for such error.

  13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency without notice), Lessor may at its option (but without obligation to do so) perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments for a period of one (1) calendar year to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises to the extent required by Paragraph 7.4(c), reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b),(c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such

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statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession (under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

  13.3

  13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

  13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If Lessee's business is materially affected or more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking is taken by condemnation, or Lessee may elect to continue this Lease with Base Rent abated in proportion to the adverse effect of the condemnation on Lessee's business in the Premises, as reasonably determined by Lessee and Lessor. Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or attributable to loss of Lessee's Trade Fixtures and any Lessee owned Alterations and/or Utility Installations which Lessee would be entitled to remove on expiration or earlier termination of this Lease. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKERS' FEES.

  15.1

  15.2

  15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16. TENANCY AND FINANCIAL STATEMENTS.

  16.1 TENANCY STATEMENT.  Each Party (as "RESPONDING PARTY") shall within ten
(10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

  16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Insert 17

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent with the exception of unused portion of the Security Deposit.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23. NOTICES.

  23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to either hereunder shall be concurrently transmitted to such party or parties at such addresses as such party may from time to time hereafter designate by written notice to Lessee.

  23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given seventy-two (72) hours after

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the same is addressed as required herein and mailed with postage prepaid.
Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessor or Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

  30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

  30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

  30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") in a form reasonably acceptable to Lessee from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

  30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all reasonable attorneys' fees incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach, Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon 24 hours' prior notice for the purpose of showing the same to prospective purchasers, lenders, or lessees during the last 8 months of the lease term, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the Building) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and such signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves air rights to the use of the roof of the Building.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

         (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessee's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

         (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

  37.1

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38. QUIET POSSESSION.  Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

  39.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

  39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

  39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

  39.4 EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given three (3) or more notices of separate Defaults under Paragraph 13.1 three (3) or more times during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option if after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due, or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph
13.1 three (3) or more times during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable and non-discriminatory rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. See attached Exhibit "C".

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property against the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease together with reasonable fees incurred in the recovery of such costs.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

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LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND
PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

          IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  San Diego, California                            Executed at:  San Diego, California
             -----------------------------------------------                -----------------------------------------------

on:           1/31/99                                          on:    1/31/99
   ---------------------------------------------------------       --------------------------------------------------------

By LESSOR:                                                     By LESSEE:

  COMPS Plaza Associates, L.P.                                 COMPS.COM, INC., a Delaware corporation
------------------------------------------------------------   ------------------------------------------------------------

  By:  Alden Properties, Inc., a California corporation
------------------------------------------------------------   ------------------------------------------------------------


By:  /s/ CHRISTOPHER S. McKELLAR                               By:  /s/ KAREN GOODRUM
------------------------------------------------------------   ------------------------------------------------------------
Name Printed:  Christopher S. McKellar                         Name Printed:  Karen Goodrum
              ----------------------------------------------                 ----------------------------------------------
Title:  Vice President                                         Title:  Chief Financial Officer
       -----------------------------------------------------          -----------------------------------------------------

By: ________________________________________________________   By: ________________________________________________________

Name Printed: ______________________________________________   Name Printed: ______________________________________________

Title: _____________________________________________________   Title: _____________________________________________________

Address:  12526 High Bluff Dr., Suite 100                      Address:  9888 Carroll Center Road, #100
         ---------------------------------------------------            ---------------------------------------------------
          San Diego, CA 92130                                            San Diego, CA 92126
------------------------------------------------------------   ------------------------------------------------------------

Telephone: (619) 793-2622                                      Telephone: (619) 578-3000
                 -------------------------------------------                    -------------------------------------------

Facsimile: (619) 793-7616                                      Facsimile: (619) 684-3288
                 -------------------------------------------                    -------------------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071,
       (213) 687-8777.

(C) 1993 by American Industrial Real Estate Association All rights reserved. No part of these words may be reproduced in any form without permission in writing.

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                                   Exhibit A

                       Outline of Floor Plan of Premises

                                  First Floor


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                                      A-1

                                   Exhibit A

                       Outline of Floor Plan of Premises

                                 Second Floor



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                                      A-2

                                   EXHIBIT B


                         TENANT IMPROVEMENT AGREEMENT
                         ----------------------------


          1.   TENANT IMPROVEMENTS. Lessee shall cause to be performed the
               -------------------
improvements (the "Tenant Improvements") in the Premises in accordance with
                   -------------------
plans and specifications approved by Lessee and Lessor (the "Plans"), which
                                                             -----
approvals shall not be unreasonably withheld or delayed. The Tenant Improvements shall be performed at the Lessee's cost, subject to the Lessor's Contribution (hereinafter defined).

          Lessee shall cause the Plans to be prepared by a registered professional architect and engineer acceptable to Lessor and Lessee. Lessee shall furnish the initial draft of the Plans to Lessor for Lessor's review and approval. Lessor shall within two (2) weeks after receipt either provide comments to such Plans or approve the same. Lessor shall be deemed to have approved such Plans if it does not timely provide comments on such Plans. If Lessor provides Lessee with comments to the initial draft of the Plans, Lessee shall provide revised Plans to Lessor incorporating Lessor's comments within one week after receipt of Lessor's comments. Lessor shall within one week after receipt then either provide comments to such revised Plans or approve such Plans. Lessor shall be deemed to have approved such revised Plans if Lessor does not timely provide comments on such Plans. The process described above shall be repeated, if necessary, until the Plans have been finally approved by Lessor. Lessee hereby agrees that the Plans for the Tenant Improvements shall comply with all Applicable Laws. Lessor's approval of any of the Plans (or any modifications or changes thereto) shall not impose upon Lessor or its agents or representatives any obligation with respect to the design of the Tenant Improvements or the compliance of such Tenant Improvements or the Plans with Applicable Laws. A contractor acceptable to Lessor and Lessee ("Contractor")
                                                                 ----------
shall perform the construction of the Tenant Improvements. Lessee shall enter into a contract with Contractor for the construction of the Tenant Improvements.

          2.   CHANGE ORDERS.  If, prior to the Commencement Date, Lessee shall
               -------------
require improvements or changes (individually or collectively, "Change Orders")
                                                                -------------
to the Premises in addition to, revision of or substitution for the Tenant Improvements, Lessee shall deliver to Lessor for its approval plans and specifications for such Change Orders. If Lessor does not approve of the plans for Change Orders, Lessor shall advise Lessee of the revisions required. Lessee shall revise and redeliver the plans and specifications to Lessor within five
(5) business days of Lessor's advice or Lessee shall be deemed to have abandoned its request for such Change Orders. Lessee shall pay for all preparations and revisions of plans and specifications, and the construction of all Change Orders, subject to Lessor's Contribution.

          3.   CONTRIBUTION.  Lessor shall contribute an amount up to $2.00 per
               ------------
rentable square foot for previously improved space and $22.00 per rentable square foot for Suite 236 (not previously improved) ("Lessor's Contribution")
                                                      ---------------------
toward the costs incurred for the Tenant Improvements and Change Orders. Lessor's contribution to be made upon Substantial Completion as defined in
Section 4 of this Agreement. Lessor has no obligation to pay for costs of the Tenant Improvements or Change Orders in excess of Lessor's Contribution. For the purposes of this Lease, the costs incurred for the Tenant Improvements and Change Orders shall include, without limitation, the preparation of the Plans, hard construction costs, architectural and engineering fees, all governmental and other regulatory fees and costs associated with the Tenant Improvements and Change Orders, costs of utility connection and permitting.

          4.   SUBSTANTIAL COMPLETION.  The Tenant Improvements shall be deemed
               ----------------------
to be "Substantially Completed", and "Substantial Completion" shall be deemed to occur when the Contractor certifies in writing to Lessor and Lessee that (a) Contractor has substantially performed all of the Tenant Improvement work required to be performed under this Plans, other than decoration and minor "punch list" items and adjustments which do not materially interfere with Lessee's access to or use of the Premises; and, if required, and (b) Contractor or Lessee has obtained a temporary certificate of occupancy or other required approval from the local governmental authority permitting occupancy of the Premises. The Contractor shall guaranty all work and Improvements for one (1) year from the earlier of Substantial Completion of the Tenant Improvements or the commencement of the warranty for those items covered by manufacturer's or vendor's warranties and, to the extent possible, shall assign all warranties to Lessee.

          5.   ARBITRATION.
               -----------

          A.   Dispute Resolution.  If any dispute arises in connection with
               ------------------
this Tenant Improvement Agreement, such dispute shall be resolved in accordance with this Article. Such dispute shall be determined by a panel consisting of one representative of Lessor, one of Lessee's construction representatives (or another party designated by Lessee), and a third party with extensive development and construction experience in the construction of commercial office space in the San Diego County area selected in accordance with paragraph 5C of this Tenant Improvement Agreement ("Construction Panel").

          B.   Notice.  All disputes to be determined in accordance with this
               ------
Section 5 shall be raised by notice to the other party, which notice shall state with particularity the nature of the dispute and the demand for relief, making specific reference by paragraph number and title to the provision of this Tenant Improvement Agreement alleged to give rise to the dispute. Such notice shall also refer to this Section 5.

          C.   Selection of Third Party/Costs.  Lessor and Lessee shall mutually
               ------------------------------
and promptly select a third party who meets the qualifications set forth in paragraph 5A of this Tenant Improvement Agreement. In the event a selection is not made within two (2) days after demand for resolution is made, the third party shall, upon the request of either party, be appointed by the then-president of the Association of General Contractors of San Diego County. All proceedings contemplated by this Section 5 shall take place at the locations for all job-site meetings, unless the Construction Panel mutually agrees to another location. The cost for the third party's services shall be paid by the non-prevailing party, unless the Construction Panel determines otherwise.

          D.   Interpretation and Resolution.  In determining any dispute, the
               -----------------------------
Construction Panel shall apply the pertinent provisions of this Tenant Improvement Agreement (and the Lease, if applicable) without departure therefrom in any respect. The Construction Panel shall not have the power to add to, modify or change any of the provisions of this Tenant Improvement Agreement, but this provision shall not prevent in any appropriate case the interpretation, construction and determination by the Construction Panel of the applicable provisions of this Tenant Improvement Agreement to the extent necessary in applying the same to the matters to be determined by the Construction Panel.

          E.   Continued Performance.  During any proceedings pursuant to this
               ---------------------
Section 5, Lessor and Lessee shall, to the extent possible, continue to perform and discharge all of their respective obligations under this Tenant Improvement Agreement and the Lease.

          F.   Binding Resolution.  The Construction Panel shall meet within two
               ------------------
(2) days of the third party being selected as a member of the Construction Panel and the Construction Panel shall thereafter resolve the issue in dispute within two (2) business days, unless it is mutually agreed among the Construction Panel members that additional times is necessary to resolve the dispute, but in no event shall such additional time exceed five (5) business days. Lessor and Lessee agree that time and strict punctual performance are of the essence with respect to each provision of this Tenant Improvement Agreement and that any and all decisions of the Construction Panel as to the matter in dispute shall be binding upon both Lessor and Lessee.

          6.   MISCELLANEOUS.  Terms used in this Exhibit B shall have the
               -------------                      ---------
meanings assigned to them in the Lease.  The terms of this Exhibit B are subject
                                                           ---------
to the terms of the Lease.

LANDLORD:                                 TENANT:

COMPS PLAZA ASSOCIATES, L.P.              COMPS.COM, INC.,
A CALIFORNIA LIMITED PARTNERSHIP          A DELAWARE CORPORATION
By:  Alden Properties, Inc.

By: /s/ CHRIS McKELLAR                    By: /s/ KAREN GOODRUM
   ----------------------------------        ---------------------------------

Name:  Chris McKellar                     Name: Karen Goodrum
     --------------------------------          -------------------------------

Title:  Vice President                    Title:  Chief Financial Officer
      -------------------------------           ------------------------------

                                   EXHIBIT C
                                   ---------

                             Rules and Regulations

1. Tenant must use window coverings approved by Landlord in all exterior or atrium window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near partitions, doors, or windows which may appear unsightly from outside the Premises.

2. The halls, passages, exits, entrances, elevators, and stairways are not for the use of the general public. Tenant shall not obstruct the hall, passages, exits, entrances, elevators or stairways. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation, or interests of the Building and its tenants; provided that nothing contained herein shall be construed to prevent access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building or into mechanical, electrical, or phone rooms without Landlord's consent. All common areas and facilities forming a part of the Building shall be under the sole and absolute control of Landlord with exclusive right to regulate and control these areas.

3. Any directory of the Building will be provided, at Tenant's expense, exclusively for the display of the name and location of tenants only and Landlord reserves the right to limit the number of listings and exclude any other names therefrom.

4. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, at Tenant's expense, and except with the written consent of Landlord, no person or persons other than those approved by Landlord may be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the orderliness and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

5.

6. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its sole discretion, shall deem appropriate.

7. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry. Landlord shall have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. If heavy objects are deemed necessary by Tenant, and are pre-approved by Landlord, said objects shall stand on platforms to properly distribute the weight, the size and thickness of which shall be in Landlord's sole discretion. Any mechanical equipment or business machines which cause noise or vibration to be transmitted to the structure of the Building or other tenant's space and is objectionable to Landlord shall be placed on vibration eliminators or other devices sufficient to eliminate noise or vibration. Said eliminators shall be installed and maintained at Tenant's sole expense. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other affected property or any damage done to the Building or other tenants by maintaining or moving such equipment or other property. Any such loss or damage shall be Tenant's responsibility and/or repaired at Tenant's sole expense.

8. Tenant shall not use or keep in the Premises any kerosene, gasoline, or flammable or combustible fluid or material.

9. Tenant shall not use, or permit to be used, in the Premises any foul or noxious gas or substance.

10. Tenant shall not permit or allow the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations.

11. Tenant shall not bring or keep in or about the Premises any birds or animals, except seeing-eye dogs when accompanied by their masters.

12. The building systems hours of operation shall be 7:00 a.m. to 6:00 p.m. Monday through Friday, excluding legal holidays. Tenant shall not use any method of heating or air conditioning other than that supplied or approved by Landlord. Tenant shall not waste electricity, water, or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws, or regulations for which Tenant has actual notice and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor and/or exterior doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any persons unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom its requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damage or for any error with regard to the admission to or exclusion from the Building of any person unless caused by the negligence or willful misconduct of Landlord or Landlord's agents. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement, or other commotion by closing the doors or by other reasonably appropriate action.

14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and, except with regard to Tenant's computers and other equipment which must be run on a twenty-four hour basis, all electricity, gas or air outlets before Tenant and its employees lease the Premises. Tenant shall be

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                                      C-1
responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord resulting from noncompliance with this rule.

15.

16. The toilet rooms, toilet, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any suite-to-suite solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

18. Tenant shall not mark, drive nails, screw, or drill into the partitions, woodwork, or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings. Landlord reserves the right to direct electricians as to where and how telephones and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires.

19.

20. Canvassing, soliciting, or distribution of handbills or any other written material and peddling in the Building or on the Site are prohibited and each tenant shall cooperate to prevent same.

21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of drugs or who is in violation of any of the Rules and Regulations of the Building.

22. Tenant shall store all its trash and garbage within its Premises or deposit in outside refuse containers intended for this purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. The outside areas immediately adjoining the Premises shall be kept clean and free of rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or materials in such areas.

23. The Premises shall not be use for lodging nor shall the Premises be used for any illegal purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted and the use of a microwave oven with all applicable federal, state, county, and city laws, codes, ordinances, rules and regulations.

24. Tenant shall not use in any space or in the public halls of the Building any mailcarts or hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any vehicles of any kind into the Building. Carpet stains caused by hand trucks shall be cleaned at Tenant's expense.

25. Tenant shall comply with all safety, fire protection, and evacuation procedures and regulations established by Landlord or any governmental agency.

26. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery, or pilferage unless caused by Landlord's negligence or willful misconduct.

27. Tenant shall address repair requests, concerns, etc., in writing to the office of the Building. Employees of Landlord shall not perform on behalf of Landlord or Tenant without express authority from Landlord.

28. Heat and air conditioning shall be furnished to the Premises by Landlord (as part of the Operating Expenses to be reimbursed by Tenant) during normal business hours of generally recognized business days, but not less than the hours of 7:00 a.m. to 6:00 p.m. Monday through Friday (excluding in any event Saturdays, Sundays and legal holidays).

29. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

                         Parking Rules and Regulations

1. Tenant and authorized users shall not park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building.

2.

3. Tenant and authorized users shall not park any vehicle in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles, or trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

4.   Cars must be parked entirely within the painted stall lines.

5.   All directional signs and arrows must be observed.

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

6.   The speed limit shall be 5 miles per hour.

7.   Parking is prohibited:

          a.   in areas not striped for parking;
          b.   in aisles;
          c.   where "No Parking" signs are posted;
          d.   on ramps;
          e.   in crosshatched areas; or
          f. in such other areas as may be designated by Landlord, its agent, lessee or licensee.

8. Parking stickers or any other device or form of identification that may be supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable, and any device in the possession of an unauthorized holder will be void. There will be a reasonable replacement charge to the Tenant or authorized user for any loss of any magnetic parking card or other parking identification device.

9. Parking managers or attendants, if any, are not authorized to make or allow any exception to these Parking Rules and Regulations.

10. Loss or theft of parking identification devices from automobiles must be reported to the garage manager and/or Landlord immediately. Any parking identification devices found on any unauthorized car will be confiscated. Lost or stolen devices previously reported and then found must be reported to the office of the garage and/or Landlord immediately.

11. Spaces are for the express purpose of one automobile per space. Washing, waxing, cleaning, or servicing of any vehicle by the Tenant, authorized user and/or its agents or representatives is prohibited.

12. The parking management, if any, and/or Landlord reserve the right to refuse the issuance of monthly stickers or other parking identification devices to any tenant, authorized user, or person and/or its agent or representative who willfully refuse to comply with the above Parking Rules and Regulations or any City, State, or Federal ordinance, law, or agreement.

13. Tenant, authorized users or its agents or representatives shall not load or unload in areas other than those designated by Landlord for such activities.

14. Tenant, authorized users or agents or representatives therefor and unauthorized users parked in prohibited areas, are subject to towing at tenant's or owner's expense.

15. These Rules and Regulations are in addition to the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall govern.

16.

17. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees, and guests.


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                                      C-3

         INSERTS TO COMPS PLAZA ASSOCIATES, L.P./COMPS.COM, INC. LEASE
         -------------------------------------------------------------


INSERT 4.2(B):
-------------

The amount of any charges for any services provided by affiliates, related or designated parties of Lessor, which are included in the Operating Expenses, shall be reasonable, customary and competitive with charges for similar services of independent contractors in the area where the Industrial Center is located.

     Notwithstanding the provisions of this Paragraph 4, the following shall not be included within Operating Expenses: (i) any depreciation on the Building or Industrial Center, (ii) costs incurred due to Lessor's violation of any terms or conditions of this Lease or any other lease relating to the Industrial Center,
(iii) all principal interest, loan fees, and other financing costs related to any mortgage or deed of trust and all rental and other payable due under any ground or underlying lease of the Industrial Center, (iv) advertising, promotional, legal limit to leasing and marketing costs, space planning costs, Lessee allowances and concessions and other costs and expenses incurred in connection with any lease, sublease and/or assignment negotiations and transactions with present or prospective Lessees or other occupants of the Industrial Center (except as otherwise provided herein), (v) costs, including permit, license and inspection costs, incurred with respect to the installation of other Lessees or occupants in the Industrial Center, improvements made for the premises of other lessees or other occupants in the Industrial Center or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for lessees or other occupants of the Industrial Center, (vi) any costs fines or penalties incurred due to violations by Lessor or other Tenants of the Industrial Center (other than Lessee) of any governmental rule or authority, this Lease or any other lease in the Industrial Center, or due to Lessor's gross negligence or willful misconduct, (vii) expenses incurred by Lessor in connection with services or other benefits which are exclusively provided to one or more Lessees of the Industrial Center, other than Lessee, without reimbursement, (viii) wages salaries, or other compensation paid to any executive employees of Lessor above the grade of project manager,
(ix) Lessor's general corporate overhead and administrative expenses, (xii) reserves for any Expenses, (xiii) costs of correcting defects, including allowances for same, in the construction of the Building (including latent defects) or equipment used therein (or the replacement of defective equipment) and any associated Common Areas or other improvements, (xiv) costs directly resulting from the negligence or willful misconduct of Lessor, its employees, agents or contractors, (xv) all costs of initial construction and landscaping within the Industrial Center, (xvi) costs or fees related to the defense of Lessor's title to the Building and/or Industrial Center and (xvii) contributions to charitable or political organizations. Notwithstanding the specific itemization elsewhere in this Lease as to certain components of Operating Expenses, Lessor shall not be entitled to recover from all Lessees of the Industrial Center more than its actual costs and expenses of the Industrial Center.

INSERT 4.2(D):
-------------

At any time within three (3) months of Lessee's receipt of any statement from Lessor relating to Operating Expenses, Lessor shall furnish Lessee following Lessee's written request therefor, invoices and other source documents relating to Operating Expenses. If it is determined from

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

Lessee's audit of such Operating Expenses that Lessee was overcharged by more than three percent (3%), such overcharge shall entitle Lessee to credit against its next payment of Operating Expenses the amount of the overcharge and the costs associated with the audit (and, if such credit occurs following the expiration of the Term, Lessor shall promptly pay the amount of such credit to Lessee). If the audit determines that the Lessee was overcharged less than three percent (3%), such overcharge shall entitle Lessee to credit against its next payment(s) of Operating Expenses in the amount of the overcharge and Lessee shall pay for all costs associated with the audit. If the audit shall determine that Lessee was undercharged for the Operating Expenses, Lessee shall promptly pay the amount of such undercharge to Lessor and Lessee shall pay for all costs associated with the audit. Notwithstanding anything to the contrary herein, any Operating Expenses attributable to a period which falls only partially within the term of this Lease shall be prorated between Lessor and Lessee so that Lessee shall pay only that portion thereof which the part of such period within the Lease term bears to the entire period.

INSERT 6.2(C):
-------------

Lessor shall indemnify, protect, defend and hold Lessee, its agents, employees and shareholders harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance existing in, under or about the Premises prior to the Commencement Date of that certain Lease dated March 8, 1994 (as identified with more particularity in Paragraph 1 of Addendum #1) or brought onto the Premises by or for Lessor or by anyone under Lessor's control. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessor from its obligations under this Lease with respect to such Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

INSERT 6.3:
----------

Notwithstanding the foregoing, Lessee's obligations under this Paragraph 6.3 shall not require Lessee to comply with Applicable Requirements with respect to any Hazardous Substances or environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, which existed prior to the Commencement Date of that certain Lease dated March 8, 1994 (as identified with more particularity in Paragraph 1 of Addendum #1) or which were caused by Lessor or any other lessee of the Industrial Center or their respective agents, employees or contractors.

INSERT 7.2:
----------

If Lessor fails to perform any of its repair and maintenance obligations under this Paragraph 7.2 or otherwise as required in this Lease, and such failure materially affects Lessee's ability to use and occupy the Premises for the purposes permitted herein, Lessee shall have the right, but not the obligation, to perform such repairs and/or maintenance if such failure continues for more than fifteen (15) days after written notice from Lessee; provided, however, that if the nature of the repairs and/or maintenance to be completed by Lessor is such that more than fifteen (15) days are required to complete such repairs and/or maintenance, Lessor shall have such additional time

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                                       2
as is reasonably necessary to complete such repairs and/or maintenance so long as Lessor takes appropriate action to commence such repairs and/or maintenance within such fifteen (15) day period and thereafter diligently pursues such repairs and/or maintenance to completion. In such event, Lessor shall reimburse Lessee for the reasonable costs incurred by Lessee to complete such repairs and/or maintenance within thirty (30) days after receipt of Lessee's written demand therefore, together with copies of the paid invoices evidencing the costs incurred by Lessee. Any repairs and/or maintenance permitted herein shall be performed in a good workmanlike manner by licensed contractors. If Lessor objects to the repairs and/or maintenance performed or the expenses incurred by Lessee in performing such work, Lessor shall deliver a written notice of Lessor's objection to Lessee within thirty (30) days after Lessor's receipt of Lessee's invoice evidencing the expenses incurred by Lessee. Lessor's notice shall set forth in reasonable detail Lessor's reasons for its claim that such repairs and/or maintenance were not required or were not Lessor's obligation in the terms of this lease and/or the reasons for Lessor's dispute of the expenses incurred by Lessee in performing such work.

INSERT 7.4(C):
-------------

Any Trade Fixtures and Equipment purchased by Lessee and installed in the Premises, which Lessee intends to remove from the Premises upon the expiration or earlier termination of this Lease, shall be separately identified on a list ("Equipment List") to be compiled by Lessee for approval of Lessor, which approval shall not be unreasonably withheld. The Lease shall be amended to incorporate the Equipment List upon its completion. The Trade Fixtures and Equipment on the Equipment List shall be and remain the sole property of Lessee. Said Fixtures and Equipment may be removed form the Premises by Lessee at any time during the term of this Lease.

INSERT 10.2:
-----------

Notwithstanding the foregoing provisions of this Paragraph 10.2 to the contrary, "real property taxes" shall not include (a) Lessor's federal or state income, franchise, inheritance or estate taxes or (b) any taxes on Lessor's personal property not located in or on the Industrial Center or (c) any taxes on the personal property of other tenants in the Building. In the case of any assessment which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Lessor shall elect to cause such assessment to be paid in installments over the maximum period permitted by law.

INSERT 12.1(B):
--------------

     (b) Any provision in this Lease to the contrary notwithstanding, Lessor's consent shall not be required for an assignment or subletting to: (i) any entity who controls, is controlled by or is under common control with Lessee, (ii) any successor corporation resulting from a merger, acquisition, consolidation or reorganization or (iii) to any person or legal entity having a consolidated net worth of at least $5 million which acquires all the assets of Lessee as a going concern of the business being conducted on the Premises (each of the foregoing is hereinafter referred to as a "PERMITTED TRANSFEREE"), provided that before such assignment shall be

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                                       3
effective (i) said Permitted Transferee shall assume, in full, the obligations of Lessee under this Lease, (ii) Lessor shall be given written notice of such assignment and assumption and (iii) the use of -the Premises by the Permitted Transferee shall be for the Permitted Use only. For purposes of this paragraph, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Lease, the sale or transfer of Lessee's capital stock, including without limitation a private or public offering or a transfer in connection with a merger, consolidation or reorganization of Lessee, shall not be deemed an assignment, subletting or other transfer or encumbrance of the Lease or the Premises. An assignment or subletting to a Permitted Transferee shall not release the assigning Lessee from any of its duties and obligations hereunder.

INSERT 12.3(F):
--------------

     (f) The parties agree that fifty percent (50%) of any amounts paid by an assignee or subtenant in excess of (i) the Basic Rent payable by Lessee hereunder or, in the case of a sublease of a portion of the Premises, in excess of the Basic Rent reasonably allocated to such portion plus (ii) Lessee's out-of-pocket costs for such assignment or subletting including, without limitation, broker's commissions, attorney's fees, tenant improvements and any payment under Paragraph 12.2(e), shall be the property of Lessor and such amounts shall, at Lessee's option, be payable by Lessee or directly to Lessor by the assignee or subtenant. At Lessor's request, a written agreement shall be entered into by and between Lessor, Lessee and the proposed assignee or subtenant in a form reasonably acceptable to each confirming the requirements of this subparagraph.

INSERT 17:
---------

Notwithstanding the foregoing, a Lessor whose interest in this Lease or the Premises is foreclosed by a foreclosure or execution sale shall not be relieved of liability unless the party who acquires the Lessor's interest agrees to recognize Lessee's interest and rights in and under this Lease and not to disturb Lessee's possession hereunder so long as Lessee is not in default beyond any applicable cure period hereunder.

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                                       4

                                  ADDENDUM #1
                  COMPS PLAZA ASSOCIATES, L.P./COMPS.COM, INC.
                          LEASE DATED JANUARY 31, 1999


1.   CANCELLATION OF PRIOR LEASE

That certain Lease dated March 8, 1994 by and between COMPS Plaza Associates, L.P., (successor in interest to Plaza Associates, a joint venture partnership), as Landlord and Business Real Estate Information Corp., a California corporation, as Tenant, as amended by Amendment #One dated May 5, 1994; Amendment of Lease dated September 15, 1994; Third Amendment to Lease dated January 3, 1997; Fourth Amendment to Lease dated October 22, 1997; Fifth Amendment to Lease dated July 29, 1998; Sixth Amendment to Lease dated September 1, 1998 and Seventh Amendment to Lease dated October 5, 1998 shall be canceled upon the Commencement Date of this Agreement ( March 1, 1999) and neither Tenant nor Landlord shall have any obligations under the prior lease beyond its cancellation date.

2.   PREMISES
The Premises consist of approximately 33,217 rentable square feet as specified below and shown on the attached Exhibit "A".


    SUITE       RENTABLE SQUARE FEET
    -----       --------------------

     100                   8,813
     101                   2,747
     111                   1,383
     116                   1,518
     120                   1,279
     200                   6,432
     212                   2,387
     222                   2,105
     225                   3,510
     235                     905
     236                   2,138

3.   EXPANSION SPACE
Lessee shall take possession of each suite specified below immediately upon the vacating of each individual suite by its respective current tenant. The Base Rent for each said expansion suite, which Lessee will be obligated to pay starting on the date Lessee takes possession of each expansion suite, shall be calculated by using the per square foot rental rate which is in effect at the time Lessee takes possession of each expansion suite. The Base Rent for the expansion suites shall be adjusted in accordance with Paragraph 4 of this
Addendum.   Lessee shall be entitled to the tenant improvement allowance set forth in this Paragraph 6 of this Addendum with respect to each expansion suite.

             RENTABLE            CURRENT TENANT
   SUITE     SQUARE FEET         LEASE EXPIRATION
   ------    -----------         ----------------

     115          2,042  Month to Month (14 day notice)
     122          2,105  Month to Month (60 day notice)
     214            852                         5/31/99
     216            769                         5/31/99
     218            871                         3/31/99
     220          1,159                         3/31/99


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4.   BASE RENT ADJUSTMENT
The monthly Base Rent shall be adjusted upward by three and one half percent (3 1/2%) on each anniversary of the Commencement Date during the five (5) years of the Original Term.

Upon the Substantial Completion ( as defined in attached Exhibit "B", Tenant Improvement Agreement) of Tenant Improvements in Suite 236, the then current monthly Base Rent shall be increased $622.00 per month.

Upon the Commencement Date of each extension of the Term, monthly Base Rent shall be adjusted to reflect the fair market rental value of such space as determined according to Paragraph 5 below. Annual adjustments will thereafter continue at three and one half percent (3 1/2%).

5.   DETERMINATION OF FAIR MARKET VALUE
The fair market rental value of the Premises for purposes of the adjustment set forth above shall be determined in accordance with the following procedure:

No later than sixty (60) days prior to the Adjustment Date, Lessor and Lessee will attempt to agree on a fair market rental for the Premises. If Lessor and Lessee fail to agree on the fair market rental value of the Premises by thirty
(30) days before the Adjustment Date, Lessor and Lessee shall each select, within ten (10) days after such failure, an appraiser who is a member of a nationally recognized society of appraisers (MAI) to render an opinion on the fair market rental value of the Premises and each party shall notify the other, in writing, of the name and qualifications of the appraiser selected. If either party fails to designate an appraiser within the time required, the determination of the fair market rental value made by the appraiser selected in a timely manner shall be conclusively the fair market rental value for the Premises and the rental for the period in question, subject to the ten percent (10%) adjustment limitation set forth above.

The appraisers selected by the parties shall submit their opinions of the fair market rental value of the Premises to both parties, in writing, within fifteen
(15) days after their selection. If the difference between the opinions of the two (2) appraisers is ten percent (10%), the two appraisers shall, within ten
(10) days after the date that the later opinion of value is rendered to the parties, designate a third similarly qualified appraiser. The sole responsibility of the third appraiser shall be to determine which of the opinions presented by the first two appraisers is most accurate. The third appraiser shall have no right to propose a middle ground or any modification of either of the opinions of the first two appraisers. The third appraiser's choice shall be submitted to the parties within ten (10) days after his or her designation. Such determination shall bind both the parties and shall establish the fair market rental value of the Premises. Each party shall pay the fees and expenses of the appraisers selected by it, and they shall pay equal shares of the fees and expenses of the third appraiser.

If the rent for a particular period has not yet been established as herein above provided at the commencement date of that period, Lessee shall continue to pay the rent paid during the year immediately preceding the period until the rent for the period in question has been established. Lessee shall (i) pay any additional amount of Rent that may be due within fifteen (15) days after the Rent for the period in question has been determined or (ii) receive a credit for any over-payment to its next Rent payment.

"Fair market rental value" for the purpose of this Agreement shall mean the then prevailing rent for properties (a.) in the general geographic vicinity as; (b.) comparable in size and use to; (c.) improved to similar standards as; and (d.) leased similarly to the Premises.

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

6.   TENANT IMPROVEMENTS
At the inception of this Lease, Lessor shall at its sole cost and expense paint and clean the carpet in the Premises where needed as reasonably agreed by Lessee and Lessor.

Lessor shall grant Lessee an allowance of $2.00 per rentable square foot for tenant improvements made to previously improved expansion space and $22.00 per rentable square foot for tenant improvements made to Suite 236 (which has not previously been improved) as it is expended by Lessee. The allowance may not be accumulated to be spent disproportionately amongst the suites.

All tenant improvements shall be made pursuant to the terms of the Tenant Improvement Agreement attached hereto as Exhibit "B" (the "T.I. Agreement"); provided, however, that the parties may amend such T.I. Agreement to the extent the anticipated improvements are to be made to space currently occupied by Lessee. Lessor and Lessee agree to work together in good faith to ensure that any tenant improvements to be made by Lessor do not unreasonably disturb Lessee's business operations in the premises or access thereto.

7.   RIGHT OF FIRST REFUSAL
Provided Lessee is not in default under all or any of the terms and conditions of the Lease beyond any applicable cure period, Lessor agrees that it will not enter into a new lease for any space in the building not occupied by Lessee without first notifying Lessee in writing. If Lessee, within ten (10) business days after receipt of Lessor's written notice, indicates and delivers in writing to Lessor its agreement to lease such space, said space shall be leased to Lessee for the same rate as that then payable by Lessee per square foot in accordance with the Base Rent schedule of this Lease.

8.   OPERATING EXPENSES
Notwithstanding anything to contrary in this Lease Operating Expenses for the 1999 calendar year will be billed at $.365 per rentable square foot per month (based on 1998 actual Operating Expenses) and shall be due and payable on the first day of each month commencing upon the Commencement Date of the Lease. Operating Expenses will be increased no more than three and one half percent (31/2 %) per year on a cumulative basis effective February 1 of each year of the Term and any extension(s) thereof.

Lessee's Share of electricity for all suites within the Building is 70.6% (Suite 228 is separately metered and the current tenant pays SDG&E directly for its suite electrical usage), Lessee's Share for all other Operating Expenses is 63.4%. Lessee's Share will ultimately be adjusted to 87.2% for suite electricity and 78.2% for all other Operating Expenses when Lessee has taken possession of all expansion space specified in Paragraph 3 of this Addendum.

9.   RELOCATION OF TENANT IN SUITE 228
Lessor acknowledges that Lessee desires to occupy Suite 228 which is currently occupied by Nowak-Meulmester. Lessor agrees to cooperate with Lessee to relocate or buy Nowak-Meulmester out of its remaining lease term and will diligently negotiate with Nowak-Meulmester in an effort to have them vacate their premises so that Lessee may occupy Suite 228. Lessee shall cooperate with Lessor in connection with such negotiations, participating in them where reasonably necessary. Lessor's contribution toward actual costs of such relocation or buy out shall not exceed $34,000.00.

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

10.  AFTER HOURS AIR CONDITIONING/HEATING/VENTILATION
Lessor shall furnish to the Premises ( as part of the Operating Expenses to be reimbursed by Lessee to Lessor) heating, ventilation and air conditioning ("HVAC") during normal business hours which shall mean between the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday, excluding Federal holidays. Should Lessee request HVAC services outside normal business hours, Lessor shall use reasonable efforts to provide such services and Lessee shall pay, as additional rent, $15.00 per hour for each hour of service requested.

11.  PARKING
Lessee shall be entitled to the use, on a nonexclusive and unreserved basis, of one hundred twelve (112) parking spaces in the Building parking lot. In addition, one space shall be designated for Lessee's "Employee of the Month" in a location to be determined by Lessor in its sole discretion. Lessee shall pay all costs incurred with respect to any sign or pavement stenciling to identify the "Employee of the Month" parking space.

12.  OPTION TO EXTEND
Lessee may extend the Term of the Lease for five (5) terms of two (2) years each. The Term shall automatically extend for two (2) years upon the expiration of the preceding Term unless Lessee provides to Lessor a six (6) month prior written notice that states that Lessee will not extend the Term. Provided, however, if Lessee is in default beyond any applicable cure period on the date the extended term is to commence, at Lessor's option, the Lease shall expire at the end of the then current Term. The options granted to Lessee in the Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee or Permitted Transferee. Lessee's Base Rent during said extended Terms shall be the then "market rent" for the Premises as determined pursuant to Paragraph 5 of this Addendum. Lessor and Lessee shall promptly execute an addendum to the Lease memorializing the extension of the Terms and the Base Rent. Lessee's occupancy during such extended Term shall be governed by all of the other terms, conditions, covenants and provisions of the Lease, and all references to the Term shall mean the Term as extended.

LESSOR:                                     LESSEE:

COMPS Plaza Associates, L.P.                COMPS.COM, Inc.,
By: Alden Properties, Inc.,                   a Delaware corporation
     a California corporation

Signature: /s/ CHRISTOPHER S. McKELLAR      Signature /s/ KAREN GOODRUM
          ----------------------------                -----------------------
          Christopher S. McKellar                     Karen Goodrum
          Vice President                              Chief Financial Officer

Date:  1/31/99                              Date: 1/31/99
      --------------------------------            ---------------------------

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